                           SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 [Amendment No. ______]


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SAFETY-KLEEN CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(i)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee previously paid with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

WESTERN UNION MAILGRAM

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717

02/20/98  09:31:41

Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY  12345-1234

                              SAFETY-KLEEN CORP.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     SPECIAL MEETING -- FEBRUARY 25, 1998

Dear Shareholder:

     It is critical that you vote on the plan of merger dated November 20, 1997, which provides for the $27 per share all cash merger of SK Acquisition Corp. with and into Safety-Kleen Corp. at the upcoming Special Meeting of Shareholders. If the merger is not approved by holders of two thirds of the shares of Safety-Kleen, there are no assurances how much value you will receive for your shares. Therefore, we have established a method to enable you to vote via Toll-Free ProxyGram.

       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!

                                 INSTRUCTIONS

1. Call toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID NO. 8042, Safety-Kleen Corp.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:


                  Name:                        <NA.1>
                  Broker:                      <Broker>
                  Control number               <ControlNum>
                  Number of shares:            <NumShares>



                To reply by Mailgram Message, see reverse side
                    for Western Union's toll-free numbers.

WESTERN UNION MAILGRAM

                              SAFETY-KLEEN CORP.
                               One Brinckman Way
                          Elgin, Illinois  60123-1499


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Donald W. Brinckman, Karl G. Otzen and Scott Krill, and any of them are appointed Proxies, with power of substitution, to vote all stock of the undersigned at the Special Meeting of shareholders originally scheduled for February 11, 1998 and adjourned to Wednesday, February 25, 1998, at 3:00 p.m., central time, at the Elgin Community College Business Conference Center, 1700 Spartan Drive, Elgin, Illinois 60123 and at any adjournment or postponement thereof, upon the matter mentioned hereafter, and in their discretion upon such other matters as may properly come before said meeting. Receipt of Notice, dated January 6, 1998 of Special Meeting and accompanying Proxy Statement and receipt of Proxy Supplement dated February 9, 1998 is acknowledged, and any Proxy previously given is revoked.

     When properly executed, this proxy will be voted in the manner marked herein by the undersigned. If no marking is made as to proposal 1, this proxy will be voted "FOR" proposal 1.

     The Board of Directors recommends a vote FOR proposal 1.

1. Approve the Agreement and Plan of Merger dated as of November 20, 1997, which provides for the merger of SK Acquisition Corp., a wholly-owned subsidiary of SK Parent Corp., with and into Safety-Kleen.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN


                To reply by Mailgram Message, see reverse side
                    for Western Union's toll-free numbers.